UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 18, 2016

Central Index Key Number of the issuing entity: 0001681906
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001682532
Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001548567
CIBC Inc.

(Exact names of sponsors as specified in their charters)

Delaware	333-206582-04	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C30 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C30, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Columbia Center” on Schedule I to the Pooling and Servicing Agreement (the “Columbia Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Columbia Center Whole Loan”) that includes the Columbia Center Mortgage Loan and one pari passu promissory note, which is not an asset of the Issuing Entity (the “Columbia Center Non-Serviced Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Columbia Center Whole Loan is to be serviced and administered (i) until the securitization of the Columbia Center Non-Serviced Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Columbia Center Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Columbia Center Non-Serviced Pari Passu Companion Loan was securitized on October 18, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled Citigroup Commercial Mortgage Trust 2016-P5, Commercial Mortgage Pass-Through Certificates, Series 2016-P5. Consequently, the Columbia Center Whole Loan, including the Columbia Center Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of October 1, 2016 (the “CGCMT 2016-P5 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee. The CGCMT 2016-P5 PSA is attached hereto as Exhibit 4.6.

The servicing terms of the CGMCT 2016-P5 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Columbia Center Whole Loan, are similar to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole Loans; however, the servicing arrangements under such agreements differ in certain respects. For example:

•	The master servicer under the CGCMT 2016-P5 PSA will earn a primary servicing fee with respect to the Columbia Center Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the CGCMT 2016-P5 PSA with respect to the Columbia Center Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer.

•	From time to time, the master servicer under the CGCMT 2016-P5 PSA may be obligated to make servicing advances with respect to the Columbia Center Whole Loan. Property protection advances on such Non-Serviced Whole Loan will be reimbursable, first, from collections on, and proceeds of, such Non-Serviced Whole Loan, and, to the extent the servicing advances are determined to be nonrecoverable, then from general collections on all Mortgage Loans included in the MSBAM 2016-C30 trust, and from general collections of the trust established under the CGCMT 2016-P5 PSA on a pro rata basis (based on each such loan’s outstanding principal balance).

•	Amounts payable with respect to the Columbia Center Mortgage Loan that are the equivalent of ancillary fees, penalty charges, assumption fees and/or modification fees and that are allocated as additional servicing compensation under the CGCMT 2016-P5 PSA will be allocated between the master servicer under the CGCMT 2016-P5 PSA and the special servicer under the CGCMT 2016-P5 PSA in proportions that are different from the proportions of similar fees allocated between the master servicer and the special servicer with respect to Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	The special servicer under the CGCMT 2016-P5 PSA will be required to take actions with respect to the Columbia Center Mortgage Loan if such Mortgage Loan becomes a defaulted loan, which actions are similar but not identical to the actions of the special servicer described under “Pooling and Servicing Agreement—Sale of Defaulted Loans and REO Properties” in the prospectus relating to the MSBAM 2016-C30 Certificates dated September 27, 2016 (the “Prospectus”); provided, that if the related Whole Loan is to be sold to an interested person, such interested person’s offer must be the highest offer received compared to two other independent offers, rather than one.

•	With respect to the Columbia Center Mortgage Loan, the servicing provisions of the CGCMT 2016-P5 PSA relating to collecting operating information are similar but not identical to those of the Pooling and Servicing Agreement.

•	The requirement of the master servicer under the CGCMT 2016-P5 PSA to make compensating interest payments in respect of the Columbia Center Mortgage Loan is substantially similar to the requirement of the master servicer to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	The master servicer under the CGCMT 2016-P5 PSA and the special servicer under the CGCMT 2016-P5 PSA (a) have rights related to resignation that are similar to those of the master servicer and the special servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar but not identical to those in the Pooling and Servicing Agreement.

•	The servicing transfer events of the CGCMT 2016-P5 PSA that would cause the Columbia Center Mortgage Loan to become specially serviced are similar, but not identical, in all material respects to the corresponding provisions under the Pooling and Servicing Agreement.

•	The specific types of actions constituting major decisions under the CGCMT 2016-P5 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder under the CGCMT 2016-P5 PSA will be permitted to consent will correspondingly differ.

•	The liability of the parties to the CGCMT 2016-P5 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

•	While the special servicer under the Pooling and Servicing Agreement and the special servicer under CGCMT 2016-P5 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower under such mortgage loan, the particular types of affiliations that trigger such resignation obligation, as well as the process for appointing a successor special servicer, differ as between the Pooling and Servicing Agreement and the CGCMT 2016-P5 PSA.

•	Collections on the Columbia Center Mortgage Loan will be maintained under the CGCMT 2016-P5 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.

•	The CGCMT 2016-P5 PSA may differ from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:
4.6	Pooling and Servicing Agreement, dated as of October 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: November 4, 2016

EXHIBIT INDEX

Exhibit Number	Description
4.6	Pooling and Servicing Agreement, dated as of October 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.